================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 March 22, 2000
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)

                                 QUIK PIX, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                           7050 Village Drive, Suite F
                          Buena Park, California 90621
                    ----------------------------------------
                    (Address of principal executive offices)

                                  714/522-8255
                         -------------------------------
                         (Registrant's telephone number)

                               Baroque Corporation
                               1504 R Street, N.W.
                             Washington, D.C. 20009
                        --------------------------------
                        (Former name and former address)

    Nevada                           0-26407                    33-0198595
---------------                   ------------               -------------------
(State or other                   (Commission                (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

         (a) Pursuant to an Agreement and Plan of Reorganization (the "Acquisition Agreement"), Quik Pix, Inc. ("Quik Pix" or the "Company"), a Nevada corporation, has acquired all the outstanding shares of common stock of Baroque Corporation ("Baroque"), a Delaware corporation, from the shareholders thereof in an exchange for an aggregate of 410,510 shares of common stock of (the "Acquisition"). As a result, Baroque has become a wholly-owned subsidiary of Quik Pix.

         The Acquisition was approved by the unanimous consent of the Board of Directors of Quik Pix on March 21, 2000. The Acquisition was effective March 22, 2000. The Acquisition is intended to qualify as a reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         Quik Pix had 8,503,462 shares of common stock issued and outstanding prior to the Acquisition. Immediately after the Acquisition, Quik Pix had 8,913,972 shares issued and outstanding. As of the date of this Current Report, the Company has 9,897,305 shares issued and outstanding.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, Quik Pix is the successor issuer to Baroque for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act").

================================================================================

         A copy of the Acquisition Agreement is filed as an exhibit to this Current Report and is incorporated in its entirety herein. The foregoing description is modified by such reference.

         (b) The following table contains information regarding the shareholdings of Quik Pix's current directors and executive officers and those persons or entities who beneficially own more than 5% of its common stock (giving effect to the exercise of any warrants held by each such person or entity which are exercisable within 60 days hereof):

                                            Number of shares of                 Percent of
                                            Common Stock Beneficially           Common Stock
Name                                        Owned (1)                           Beneficially Owned (2)
John Capie                                  3,521,121                           35.6%
President, Chief Executive Officer,
Chairman, Director
7050 Village Drive, Suite F
Buena Park, California 90621

Software Technology, Inc. (3)               2,500,000                           25.3%
STI, #501
Dong Woo Building, 784-13
Weok Smdong
Kang Anm Gu
Seoul, Korea 135-080

Ed Youngman                                 17,778                              *
Secretary, Treasurer, Director
7050 Village Drive, Suite F
Buena Park, California 90621

Lee Finger                                  54,445                              *
Director
7050 Village Drive, Suite F
Buena Park, California 90621

Brian Bonar                                 0                                   0%
Director
2428 Oak Canyon Place
Escondido, California 92025

Chris McKee                                 0                                   0%
Director
1792 Old Canyon Drive
Hacienda Heights, California 91745

All executive officers and directors        3,593,344                           35.6%
of the company as a group (5 persons)

* Less than 1%

(1) Includes options and warrants which are exercisable within 60 days of the date hereof.
(2) Based upon 9,897,305 shares of the Company's common stock issued and outstanding.
(3) Mr. Woo Young Kim, of Seoul , Korea, is President and controlling shareholder of Software Technology, Inc. and may be deemed a beneficial owner of these securities.

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

         (a) The consideration exchanged pursuant to the Acquisition Agreement was negotiated between Baroque and Quik Pix. In evaluating the Acquisition, Baroque used criteria such as the value of assets of Quik Pix, Quik Pix's ability to compete in the marketplace, Quik Pix's current and anticipated business operations, and Quik Pix management's experience and business plan. In evaluating Baroque, Quik Pix placed a primary emphasis on Baroque's status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and Baroque's facilitation of Quik Pix's becoming a reporting company under the Act.

         (b) The Company intends to achieve its expansion objectives by maintaining growth at its existing facilities, using multiple media consumer education marketing efforts, and establishing name recognition and consumer familiarity with the Company's products and services.

BUSINESS

Company

         Quik Pix, Inc., doing business as Quality Photographic Imaging, is a publicly held company located in Buena Park, California. The Company was established in 1982 with the purpose of capitalizing on its patented Photomotion(TM) technology and its commercial applications. The common stock of the Company is traded on the NASD OTC Bulletin Board under the symbol "QPIX."

         The Company offers a spectrum of services allowing a client to produce color visuals (digital and photographic) according to parameters as specified by a client. The process allows a combination of three or more images into a single color transparency that changes as a viewer moves past the image. The Company's services include a full range of Photomotion(TM) technology related client support, technical and customer service.

         The Company has limited finances and requires additional funding in order to accomplish its growth objectives and marketing of its products and services. There is no assurance that the Company will have revenues in the future or that it will be able to secure other funding necessary for its future growth and expansion. There is also no assurance that the Company's technology will perform as intended or that potential customers will show sufficient interest in the Company's product and related services. See ITEM 2, "RISK FACTORS"

Products

         The Company's principal product is a patented technology for adding multiple images to backlit static displays that appear to change as the viewer passes by the image. The process is called Photomotion(TM) and uses existing original art to create an illusion of movement. This color medium uses existing originals and allows for three to five distinct images to be displayed within an existing light box. Images appear to change or "morph" as the viewer passes the display. The Company's ability to put multiple images in a single space allows the user to create an active and entertaining display using existing originals and fixtures. The illusion is optical and requires no special equipment. This process of "pop and display" advertising is intended to capture the targeted audience for a longer period of time and to increase visual effectiveness. Several large companies and services providers have selected PhotoMotion(TM) as part of their marketing campaigns.

Operations

         The Company currently operates at a loss. The Company's management expects losses to continue for the foreseeable future. The Company requires additional funding to achieve its growth objectives. If the Company does not receive additional funding, it will not be able to pursue the intended marketing plan and, in such case, may not be able to successfully conduct its operations. There is no assurance that the Company will be successful in development or marketing of its product or in generating any meaningful revenues from operations.

         The Company intends to acquire other related businesses in exchange for cash or issuance of securities. To date, no acquisitions have been consummated and there can be no assurance that any future acquisitions will be consummated. Furthermore, no assurance can be given that the Company will be able to effect any aspects of its business plan or to maintain the operations that it has currently established. The Company will need additional capital either through financing or through operations to meet its business goals. There is no assurance that the Company can reverse its operating losses or that it can raise additional capital to allow it to expand its planned operations.

Marketing

         The Company intends to employ a variety of marketing techniques to attract potential consumers of its products. In addition to trade shows, conferences and conventions, the Company intends to mount an integrated marketing campaign targeting Fortune 1000 companies, distributors and other related channels for the Company's products. To that end, the Company has employed a marketing consultant to establish and expand its presence into alternative markets. To date, the Company has not launched any such marketing efforts.

         As part of its promotional campaign, the Company has begun a direct mailing and Internet initiative.

         There is no assurance that the Company will be able to successfully market and distribute its product to any of its intended customers.

Trademarks and Patents

         In July, 1999, the Company was issued a patent by the United States Patent Office for its "Back Lit Multi Image Transparency" (Photomotion) technology. The United States patent number is 5,782,026. The Company has registered "Photomotion"as a trademark.

Property

         The Company's main executive and administrative offices are located in the Village Business Park, in the City of Buena Park, California. There are two facilities. The first is a 8,600 square foot facility occupying 2 suites. This facility houses the primary color labs, the digital imaging equipment, retouching, and finishing operations. It also provides production capabilities for mounting, shipping and dispatching, as well as housing the administrative offices, customer service, and marketing. The Company leases this facility at a rate of $5,500.00 per month. The lease term is three years which may be terminated after May 1, 2003.

         The Company's second facility, a 1,750 square foot facility, is located less than 1 mile away and is dedicated to manufacturing support capabilities. This facility provides finished substrate mountings, custom displays, full scale models, trade show support, and custom crate manufacturing from raw materials. The Company leases this space at a rate of $1,750.00 per month. The lease term is three years which may be terminated after May 1, 2003.

         In November, 1999, Quik Pix announced an upgrade to its leased facility in Buena Park. Included in the upgrade is the addition of new staff and equipment.

         The Company's mailing address is 7050 Village Drive, Suite F, Buena Park, California 90621. Its telephone number is 800/734-0432 and its facsimile number is 714/521-1745. Its e-mail address is qpimages@aol.com. The Company maintains an Internet Web site located at http://www.qpivisuals.com..

Suppliers

         The Company uses a variety of vendors for its film and manufacturing processes. Presently, there are no contractual arrangements between the Company and its suppliers. Purchase orders are written to request parts on a "as required" basis. There is no assurance that the Company will maintain a sufficient number of suppliers for film and manufacturing processes in the foreseeable future.

Employees

         The Company currently employees 20 full-time and no part-time employees.

Litigation

         There is no current outstanding litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

Description of Securities

         The authorized capitalization of the Company consists of 50,000,000 shares of common stock, $.001par value per share, and no shares of preferred stock. Quik Pix had 8,503,462 shares of common stock issued and outstanding prior to the Acquisition. Immediately after the Acquisition, Quik Pix had 8,913,972 shares issued and outstanding. As of the date of this Current Report, the Company has 9,897,305 shares issued and outstanding.

Market for the Company's Securities

         The common stock of the Company is traded on the NASD OTC Bulletin Board under the symbol "QPIX." The market for OTC securities is characterized frequently by low volume and broad price and volume volatility. The Company cannot give any assurance that a stable trading market will develop for its stock or that an active trading market will be sustained. Moreover, the trading price of the Company's common stock could be subject to wide fluctuations due to such factors as quarterly variations in operating results, competition, announcements of new products by the Company or its competitors, product enhancements by the Company or its competitors, regulatory changes, differences in actual results from those expected by investors and analysts, changes in financial estimates by securities analysts, and other events or factors.

         The Company has been a non-reporting publicly traded company with certain of its securities exempt from registration under the Securities Act of 1933, as amended. The NASD Stock Market has implemented a change in its rules requiring all companies trading securities on the NASD OTC Bulletin Board to become reporting companies under the Securities Exchange Act of 1934. Quik Pix acquired all the outstanding shares of Baroque to become successor issuer to it pursuant to Rule 12g-3(a) in order to comply with the Eligibility Rule for the NASD OTC Bulletin Board.

         The following is the last 12-month trading history for the Company's common stock:

Date                           High         Low               Volume

March,1999                     0.220        0.020             1,400
April,1999                     0.020        0.020             1,600
May,1999                       0.718        0.020             64,400
June,1999                      0.125        0.070             15,600
July,1999                      0.250        0.070             19,500
August,1999                    0.070        0.150             -
September,1999                 0.230        0.070             9,800
October,1999                   0.312        0.070             1,600
November,1999                  0.312        0.070             22,500
December,1999                  0.650        0.070             4,100
January,2000                   0.500        0.070             3,100
February,2000                  2.687        0.070             763,200
March, 2000                    1.750        0.500             180,100
April, 2000*                   0.875        0.250             25,800
----------
As of April 19th, 2000

         The market price of the Company's common stock over the last 52 weeks has ranged from $0.02 to $2.68. On April 17th, the high was $0.625 and the low $0.250 with a volume of 3,600 shares.

Transfer Agent

         The Company's transfer agent is Atlas Stock Transfer, 5899 State Street, Salt Lake City, Utah 84107.

Management

Name                Age           Title

John Capie          53            President, Chief Executive Officer, Chairman
Ed Youngman         68            Secretary, Treasurer, Director
Lee Finger          57            Director
Brian Bonar         52            Director
Chris McKee         51            Director

         All directors hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified. Officers serve at the pleasure of the Board of Directors. Set forth below is a summary description of the business experience of each director and officer of the Company.

         John Capie has been President of the Company since its inception in 1982. Mr. Capie's employment history includes employment at various managerial positions in New York-based photographic labs. Mr. Capie has also had extensive experience in Point of Purchase Displays and Trade Show exhibit building. Over the last twelve years he has been on the Board of Directors for corporations including Exhibitronix Inc., Modular Display Systems, Inc., Tabery Corporation, Delta Transport, American Distributing Company.

         Ed Youngman has served as Controller and Secretary/Treasurer of the Company since 1987. Mr. Youngman has held numerous senior executive roles at Litton, Sargent Industries and HN Bailey Associates.

         Lee Finger has been a Director of the Company since 1982 to present. He is a founder of the Company. Mr. Finger has been retired for the past 5 years. He has no formal educational background.

         Brian Bonar has been a Director of the Company since February, 2000. Mr. Bonar has served since April, 1998 as a CFO of Imaging Technologies, San Diego, California, a software and hardware company. Mr. Bonar and has been a Director since 1992 and recently became Chairman of the Board. From 1991 to 1992, Mr. Bonar was Vice President of Worldwide Sales and Marketing for Bezier Systems, Inc., a San Jose, California-based manufacturer and marketer of laser printers. From 1990 to 1991, he was a Worldwide Sales Manager for Adaptec, Inc., a San Jose-based laser printer controller developer. From 1988 to 1990, Mr. Bonar was Vice President of Sales and Marketing for Rastek Corporation, a laser printer controller developer located in Huntsville, Alabama. From 1984 to 1988, Mr. Bonar was employed as Executive Director of Engineering at QMS, Inc., an Alabama-based developer and manufacturer of high-performance color and monochrome printing solutions. Prior to these positions, Mr. Bonar was employed by IBM U.K. Ltd. for approximately 17 years.

         Chris McKee has been a Director of the Company since February, 2000. Mr. McKee also has served since August, 1998 as Senior Vice President of Finance and Operations for Imaging Technologies, San Jose, California, a software and hardware company. Prior to joining the Company, Mr. McKee spent 23 years with Flowserve Corporation and its predecessor company, BW/IP, Inc., in various financial management positions, including most recently as its Director of Information Technology and Baan Implementation. Mr. McKee holds a Masters in Business Administration degree from Pepperdine University in 1979.

Executive Compensation

         The Company has no audit, compensation or executive committees. No officers of the Company earned more than $100,000 a year during any of the last three fiscal years. There is no key man life insurance on any director or officer.

Related Transactions

         In May, 1999, the Company and YARC Systems Corporation entered into discussions regarding the possible acquisition of the Company by YARC Systems, a company located in Camarillo, California. In February, 2000, all such discussions with YARC Systems were formally ended.

RISK FACTORS

         Uncertainty as to the Continuation of the Company as a Going Concern. The audited financial statements of the Company show that the Company incurred a net loss for the year ended September 30, 1998 of ($1,533,705) on net sales of $1,853,024 and a net loss for the year ended September 30, 1999 of ($582,188) on net sales of $1,216,449. As of September 30, 1999, the Company had current assets of $249,752 and current liabilities of $1,264,737. These conditions raise substantial doubt about the Company's ability to continue as a going concern and if substantial additional funding is not acquired or alternative sources developed to meet the Company's working capital needs, management will be required to curtail its operations.

         The Company is Currently Operating at a Loss. The Company has historically operated at a loss. If losses continue, the Company may need to raise additional capital through the sale of its securities or from debt or equity financing. If the Company is not able to raise such financing or obtain alternative sources of funding, management will be required to curtail operations. The Company's operations are subject to the risks and competition inherent in the establishment of a business enterprise in the competitive field of technology companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its concepts, market awareness, its ability to expand its network of participating distributors and customers, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         Uncertainty of Future Transactions. The Company's operations are subject to the risks and competition inherent in operating a business enterprise in the competitive field of technology companies. There can be no assurance that future operations will be profitable. Revenues and profits, if any, will depend upon various factors, including market acceptance of its products, market awareness, its ability to expand its network of participating distributors and customers, dependability of its advertising and recruiting network, and general economic conditions. There is no assurance that the Company will achieve its expansion goals and the failure to achieve such goals would have an adverse impact on it.

         The Company May Need Additional Financing. Future events, including the problems, delays, expenses and difficulties frequently encountered by companies may lead to cost increases that could make the Company's funds insufficient to fund the Company's proposed operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has it adopted a ratio of its equity to a debt allowance. If the Company needs to obtain additional financing, there is no assurance that financing will be available from any source, or that it will be available on terms acceptable to the Company, or that any future offering of securities will be successful. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

         Failure to Attract or Retain Qualified Personnel. A change in labor market conditions that either further reduces the availability of employees or increases significantly the cost of labor could have a material adverse effect on the Company's business, financial condition and results of operations. The Company's business is dependent upon its ability to attract and retain highly sophisticated research and development personnel, business administrators and corporate management. There is no assurance that it will be able to employ a sufficient number of such personnel in order to accomplish its growth objectives.

         Issuance of Future Shares May Dilute Investors' Share Value. The Company is authorized to issue 50,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market for the Company's common stock develop.

         Shares Available For Future Sale May Affect Market Price. The market price of the Company's common stock could drop if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Company's ability to raise additional capital by selling equity securities.

         Adverse Economic Conditions or a Change in General Market Patterns. A weak economic environment could adversely affect the Company sales and promotional efforts. General economic conditions may impact demand and interest for the Company's technology may decline at any time, especially during recessionary periods. Many factors beyond the Company's control may decrease overall demand for the Company's technology including, among other things, decrease in the entry costs by other similarly situated companies, better and more efficient technology, increase in the overall unemployment rate, and additional government regulation. There can be no assurance that the general market demand for the Company's technology will remain the same or will not decrease in the future.

         The Company May Fail to Generate Sufficient Interest in its Products. The Company must undertake substantial effort to market its technology in the United States and other markets. There is no assurance that the Company will be able to generate sufficient interest in and to create and maintain steady demand for its products over time.

         Loss of the Company Key Employees May Adversely Affect Growth Objectives. The Company's success in achieving its growth objectives depends upon the efforts of John Capie, President of the Company, as well as other key management personnel. The loss of the services of these individuals could have a material adverse effect on the Company business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any of its key management members' services.

         Third-party Market Price Manipulations. The shares of the Company's common stock are traded on the NASD OTC Bulletin Board. Share price quotations for the Company's stock may reflect inter-dealer prices, without retail mark-up, without retail mark-up, mark-down or commissions, and may not represent actual transactions. In addition, from time to time, persons not affiliated with the Company may seek to manipulate the market price of the Company's common stock in a manner unknown to the Company, which may cause a drastic change in the price of the Company's common stock unrelated to any activity by the Company. Any rapid change in the Company's stock price should be viewed with caution.

         Competition from Larger and More Established Companies May Hamper Marketability. The competition in the high technology industry is intense. Large and highly fragmented, these industries host a number of well-established competitors, including national, regional and local companies possessing greater financial, marketing, personnel and other resources than the Company. There is no assurance that the Company will be able to market or sell its product if faced with direct product and services competition from these larger and more established companies.

         The Company's Technology May Become Obsolete. The technology which the Company intends to market could become obsolete as a result of superior technology developed by a third-party designer or by discovering a more efficient and speedier way of providing the results that the Company's technology is intended to deliver. Either or both of those events, upon occurrence, could lead to an erosion in the Company's ability to market its product as well as an erosion of potential customer base.

         Trademark Protection and Proprietary Marks. There is no assurance that the Company will be able to prevent competitors from using its trade marks or trade names or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

         Penny Stock Regulation. Penny stocks generally are equity securities with a price of less than $5.00 per share other than securities registered on certain national securities exchanges or quoted on the NASD Stock Market, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The Company's securities may be subject to "penny stock rules" that impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of such securities and have received the purchaser's written consent to the transaction prior to the purchase. Additionally, for any transaction involving a penny stock, unless exempt, the "penny stock rules" require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the "penny stock rules" may restrict the ability of broker-dealers to sell the Company's securities. The foregoing required penny stock restrictions will not apply to the Company's securities if such securities maintain a market price of $5.00 or greater. There can be no assurance that the price of the Company's securities will maintain such a level.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.     OTHER EVENTS

         Successor Issuer.

         Pursuant to Rule 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company is the successor issuer to Baroque for reporting purposes under the Securities Exchange Act of 1934.

ITEM 6.     RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

         The sole officer and director of Baroque resigned effective upon completion of the Acquisition.

ITEM 7.     FINANCIAL STATEMENTS

         The audited financial statements for Quik Pix for the fiscal year ended September 30, 1999 are filed herewith.

                                 QUIK PIX, INC.
                              FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998

                                 QUIK PIX, INC.

                                    CONTENTS
                                    --------





PAGE             1              INDEPENDENT AUDITORS' REPORT

PAGES          2 - 3            BALANCE SHEETS AS OF SEPTEMBER 30, 1999

PAGE             4              STATEMENTS OF OPERATIONS FOR THE YEARS ENDED
                                SEPTEMBER 30, 1999 AND 1998

PAGE             5              STATEMENTS OF CHANGES IN STOCKHOLDERS'
                                DEFICIENCY FOR THE YEAR ENDED SEPTEMBER 30, 1999

PAGES          6 - 7            STATEMENTS OF CASH FLOWS FOR THE YEARS ENDED
                                SEPTEMBER 30, 1999 AND 1998

PAGES          8 - 15           NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
Quik Pix, Inc.

We have audited the accompanying balance sheet of Quik Pix, Inc. as of September 30, 1999 and 1998 and the related statements of operations, changes in stockholders' deficiency and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Quik Pix, Inc. as of September 30, 1999 and 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 9 to the financial statements, the Company's recurring losses from operations, working capital deficiency and stockholders' deficiency raise substantial doubt about its ability to continue as a going concern. Management's Plan in regards to these matters is also described in Note 9. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


WEINBERG & COMPANY, P.A.


Boca Raton, Florida
April 19, 2000

                                 QUIK PIX, INC.
                                 BALANCE SHEETS
                           SEPTEMBER 30, 1999 AND 1998
                           ---------------------------

                                     ASSETS
                                     ------
                                                                    1999                   1998
                                                                ------------           ------------
CURRENT ASSETS
  Cash
  Trade accounts receivable (net of allowance for
   doubtful accounts of $72,000 and $42,000,
   respectively)                                                $   208,040            $   228,976
  Inventories                                                        30,000                 30,000
  Prepaid expenses and other assets                                   8,097                  8,946
                                                                ------------           ------------
     Total Current Assets                                           249,752                271,887
                                                                ------------           ------------

PROPERTY & EQUIPMENT - NET
  Digital equipment                                                 486,262                486,262
  Machinery equipment                                               489,952                489,952
  Furniture and fixtures                                             98,800                 98,800
  Leasehold improvements                                             70,839                 70,839
  Transportation equipment                                           42,282                 42,282
                                                                ------------           ------------
                                                                  1,188,135              1,188,135
  Accumulated depreciation                                       (1,188,135)            (1,071,572)
                                                                ------------           ------------
     Net Property and Equipment                                        -                   116,563
                                                                ------------           ------------

OTHER ASSETS
  Goodwill                                                          305,499                452,163
  Multi-image technology (net of accumulated
   amortization of $8,400 and $6,720,
   respectively)                                                     16,800                 18,480
  Other receivables                                                   4,000                   -
  Deposits                                                            5,335                  3,780
                                                                ------------           ------------
     Total Other Assets                                             331,634                474,423
                                                                ------------           ------------

TOTAL ASSETS                                                    $   581,386            $   862,873
                                                                ============           ============

                 See accompanying notes to financial statements.

                                QUIK PIX, INC.
                                 BALANCE SHEETS
                           SEPTEMBER 30, 1999 AND 1998
                           ---------------------------

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY
                    ----------------------------------------
                                                                    1999                   1998
                                                                ------------           ------------
CURRENT LIABILITIES
  Accounts payable and accrued expenses                         $   635,090                395,628
  Accrued interest                                                  453,940                404,380
  Payroll payable                                                    49,284                 61,460
  Income taxes payable                                                1,600                  1,600
  Current portion of long-term debt                                  74,000                101,000
                                                                ------------           ------------
       Total Current Liabilities                                  1,213,914                946,068

LONG-TERM LIABILITIES                                             1,264,737              1,213,882
                                                                ------------           ------------

TOTAL LIABILITIES                                                 2,478,651              2,177,950
                                                                ------------           ------------

COMMITMENTS                                                            -                      -

STOCKHOLDERS' EQUITY
  Common stock, $.001 par value, 100,000,000 shares
   authorized, 6,003,462 shares issued and outstanding                6,003                  6,003
  Additional paid in capital                                        225,603                225,603
  Accumulated deficit                                            (2,128,871)            (1,546,683)
                                                                ------------           ------------
       Total Stockholders' Deficiency                            (1,897,265)            (1,315,077)
                                                                ------------           ------------

TOTAL LIABILITIES AND STOCKHOLDERS'
DEFICIENCY                                                      $   581,386                862,873
                                                                ============           ============

                 See accompanying notes to financial statements.

                                 QUIK PIX, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED SEPTEMBER 30, 1999 AND 1998
                     ---------------------------------------

                                                                    1999                   1998
                                                                ------------           ------------
SALES - NET                                                     $ 1,216,449            $ 1,853,024

COST OF SALES                                                       961,944              1,290,901
                                                                ------------           ------------

GROSS PROFIT                                                        254,505                562,123

SELLING AND GENERAL
 ADMINISTRATIVE EXPENSES                                            730,918              1,804,914
                                                                ------------           ------------

LOSS FROM OPERATIONS                                               (476,413)            (1,242,791)

OTHER INCOME (EXPENSE)
    Miscellaneous income (expense)                                   (2,144)                 5,923
    Interest expense                                               (107,119)              (146,791)
                                                                ------------           ------------
      Net Other Expense                                            (104,975)              (140,868)
                                                                ------------           ------------

LOSS BEFORE PROVISION FOR
 INCOME TAXES                                                      (581,388)            (1,383,659)

PROVISION FOR INCOME TAXES                                              800                150,046
                                                                ------------           ------------

NET LOSS                                                        $  (582,188)           $(1,533,705)
--------                                                        ============           ============

Net loss per share - basic                                      $      (.10)           $      (.26)
                                                                ============           ============

Weighted average number of shares
  outstanding during the year - basic                             6,003,462              6,003,462
                                                                ============           ============

                 See accompanying notes to financial statements

                                 QUIK PIX, INC.
                            STATEMENTS OF OPERATIONS
                     YEARS ENDED SEPTEMBER 30, 1999 AND 1998
                     ---------------------------------------

                                                                    ADDITIONAL         RETAINED
                                           COMMON STOCK              PAID-IN           EARNINGS
                                     SHARES           AMOUNT         CAPITAL           (DEFICIT)              TOTAL
                                     ------           ------         -------           ---------              -----
Balance, October 1, 1997            6,003,462       $  6,003        $ 225,603        $    (12,978)       $    218,628

Net loss for the year ended
 September 30, 1998                      -              -                -             (1,533,705)         (1,533,705)
                                    ---------          -----          -------          ----------          ----------

Balance, September 30, 1998         6,003,462          6,003          225,603          (1,546,683)         (1,315,077)

Net loss for the year ended
 September 30, 1999                      -              -                -               (582,188)           (582,188)
                                    ---------          -----          -------          ----------          ----------

BALANCE, SEPTEMBER
 30, 1999                           6,003,462       $  6,003        $ 225,603        $ (2,128,871)       $ (1,897,265)
                                    =========       ========        =========        ============        ============



                 See accompanying notes to financial statements.

                                 QUIK PIX, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998
                 -----------------------------------------------

                                                                    1999                   1998
                                                                ------------           ------------
CASH FLOWS FROM OPERATING
 ACTIVITIES:
   Net loss                                                     $  (582,188)           $(1,533,705)
  Adjustments to reconcile net loss to net
   cash provided (used) by operating
   activities:
  Depreciation                                                      264,907              1,272,411
  Provision for doubtful accounts                                    30,000                 20,000
  Changes in operating assets and
   liabilities:
    Increase (decrease) in:
     Trade accounts receivable                                       (9,064)                92,448
     Inventories                                                       -                    64,820
     Prepaid expenses                                                   849                 (1,358)
     Deferred tax assets                                               -                   141,023
     Accounts payable and accrued expenses                          239,462                (70,510)
     Payroll taxes payable                                          (12,176)                (3,173)
     Accrued interest                                                49,560                 90,370
                                                                ------------           ------------
     NET CASH PROVIDED BY (USED IN)
      OPERATING ACTIVITIES                                          (18,650)                72,326
                                                                ------------           ------------

CASH FLOWS FROM INVESTING
 ACTIVITIES:
     Deposit                                                         (1,555)                   404
                                                                ------------           ------------
     NET CASH PROVIDED BY (USED IN)
      INVESTING ACTIVITIES                                           (1,555)                   404
                                                                ------------           ------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
   Due from officer and employees                                    (4,000)                 8,820
   Payments on long-term debt                                       (90,000)               (79,798)
   Borrowings on long-term debt                                     113,855                   -
                                                                ------------           ------------
    NET CASH PROVIDED BY (USED IN)
     FINANCING ACTIVITIES                                            19,855                (70,978)
                                                                ------------           ------------

NET INCREASE (DECREASE) IN
CASH                                                                   (350)                 1,752
                                                                ------------           ------------

CASH AND CASH EQUIVALENTS AT
 BEGINNING OF YEAR                                                    3,965                  2,213
                                                                ------------           ------------

CASH AND CASH EQUIVALENTS
 AT END OF YEAR                                                 $     3,615            $     3,965
                                                                ============           ============

                 See accompanying notes to financial statements

                                 QUIK PIX, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998
                 -----------------------------------------------

     SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
     -----------------------------------------------------------------------

                                                                    1999                   1998
                                                                ------------           ------------
Equipment acquired under capital lease                          $         -            $    30,341
                                                                ============           ============


Cash paid during the year ended September 30:

                                                                    1999                   1998
                                                                ------------           ------------
     Interest                                                   $    57,560            $    56,421
                                                                ============           ============
     Taxes                                                      $     1,600            $     1,600
                                                                ============           ============




                 See accompanying notes to financial statements

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------

NOTE 1   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
------   -----------------------------------------------------------

         (A) Organization
         ----------------

         Quik Pix, Inc. was incorporated under the laws of the State of California on November 4, 1980. The Company is a custom color laboratory specializing in visual marketing through the production of single image and digital multi-image color photography.

         In October 1986, the original stockholders entered into a contract for the sale of the Company through a leverage buyout arrangement with another corporation, QPI Group, Inc., incorporated under the laws of the State of California on August 22, 1986. (See Note 3) QPI, Group, Inc. was incorporated specifically for the purpose of acquiring the original Quik Pix, Inc. Subsequent to the acquisition, QPI Group, Inc. changed its name to Quik Pix, Inc.

         In September 1987, the new Quik Pix, Inc. entered into a letter of intent with Redwood Financial, Inc. (a Nevada Corporation), whereby it agreed to exchange all of its issued and outstanding shares of common stock for 14,000,000 shares of Redwood Financial, Inc.'s common stock. This transaction was completed in December 1987, and 13,000,000 shares were outstanding. Subsequent to the merger, Redwood Financial, Inc., the surviving corporation, changed its name to Quik Pix, Inc. (the "Company"). For financial reporting purposes this transaction was reflected as a recapitalization of the Company and reverse merger with Redwood Financial, Inc.

         On October 1997, the Company had a 1 for 3 reverse split of its common stock and all share and per share data in the accompanying financial statements has been retroactively restated to give effect to the reverse split.

         (B) Use of Estimates
         --------------------

         In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

         (C) Cash and Cash Equivalents
         -----------------------------

         For purposes of the cash flow statements, the Company considers all highly liquid investments with original

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


         maturities of three months or less at the time of purchase to be cash equivalents.

         (D) Property and Equipment
         --------------------------

         Property and equipment are stated at cost. When retired or otherwise disposed of, the related cost and accumulated depreciation is eliminated from the respective accounts and the net difference, less any amount realized from disposition, is reflected in earnings.

         (E) Capital Leases
         ------------------

         Capital leases which were transferred to the Company substantially all of the benefits and risks incidental to ownership of the property are capitalized at the fair market value of the property at the inception of the lease. Under this method of accounting for leases, the asset is depreciated over its estimated useful life using an accelerated method and the obligation, including interest, is amortized over the life of the lease. Payments on all non-capital leases are expensed as incurred.

         (F) Amortization
         ----------------

         In 1986, goodwill was recorded as a result of the leveraged buyout (see
         Note 1(A)), and was being amortized using the straight-line method over a period of 40 years. In 1998, the estimated for economic life was changed to 15 years. Multi-image technology is amortized using the straight-line method over a period of 15 years. When an intangible asset exceeds associated expected operating flows it is considered impaired and is written down to net fair market value.

         (G) Depreciation
         ----------------

         Depreciation is computed using straight-line and accelerated methods over the estimated useful lives of the assets as follows:

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


             Machinery and equipment                   5 years
             Furniture and fixtures                3 - 5 years
             Leasehold improvements                    5 years
             Transportation equipment              3 - 5 years


         All fixed assets are fully depreciated.

         (H) Deferred Taxes

         Deferred taxes are recognized for differences between the bases of assets and liabilities for financial reporting and income tax purposes. The differences relate primarily to the non-deductibility of current franchise taxes, the allowance for doubtful accounts, and related party accruals.





         (I) Earnings Per Share

         The Company computes basic earnings per share by the weighted average method. There were no common stock equivalents at September 30, 1999 and 1998.

NOTE 2   INVENTORIES
------   -----------

         Inventories are stated at the lower of cost (first in first out method) or market and consist of raw film and other photo processing stock.

NOTE 3   GOODWILL
------   --------

         In October 1986, a leveraged buyout of the Company's original stockholders was completed. The leveraged buyout agreement called for a purchase price of $2,625,000 which was in excess of the book value of the Company. As a result, goodwill was established. The economic life was changed in 1998 (See Note 1(F)). This change in the estimated life of the goodwill has the

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


         effect of decreasing net income for 1998 by $1,000,707 ($.17 per share). The following is a summary of the determination of goodwill and resulting balance as of September 30, 1999 and 1998.


                                                 1999               1998
                                             -------------       ------------
             Purchase price                  $   2,625,000       $  2,625,000
                                             -------------       ------------
             Less net book value at
             the date of acquisition               425,091            425,091
                                             -------------       ------------
             Goodwill                            2,199,909          2,199,909
             Accumulated
             amortization through               (1,894,410)        (1,747,746)
                                             -------------       ------------
             September 30                    $     305,499       $    452,163

NOTE 4   MULTI-IMAGE TECHNOLOGY
------   ----------------------

         During 1994, the Company purchased the rights to a photo process called "multi-image". This process permits up to five images to be displayed in sequence. The original cost of purchasing this technology was capitalized and is being amortized. (See Note 1(F)) Consulting fees and other cost relating to the implementation of this technology are expenses as incurred. As of the date of these financial statements, the Company was in the process of obtaining a patent for this technology.

NOTE 5  NOTES PAYABLE AND CAPITALIZED LEASE OBLIGATIONS
------  -----------------------------------------------

         Long-term notes payable and capitalized lease obligations consist of the following:

                                                                    1999                   1998
                                                                -----------            -----------
Bank line, due May 2000, interest at                            $    45,411            $    47,755
prime plus 2.25%, guaranteed by an
officer of the Company

Convertible subordinated debentures,                                813,597                843,016
secured by certain of the issued and
outstanding stock of the Company,
interest payable monthly at 6.47% per
annum, maturing September 2005.

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------

Convertible subordinated debentures,                                  7,918                  7,918
secured by  certain of the issued and
outstanding stock of the Company, with
no stated interest rate, maturing
September 2005.  (See below)

Note payable to stockholder, unsecured,                              80,529                 53,529
interest at 10% per annum, principal
due on demand

Note payable, unsecured, interest                                    37,500                 37,500
payable at 10% per annum, maturing
September 1995. (As of the date
of issuance of these financial
statements, the principal balance
was unpaid.)

Note payable to stockholder,                                         14,209                 14,209
unsecured, interest payable at 10%
per annum, maturing September 1995
(As of the date of issuance of these
financial statements the principal
balance was unpaid.)

Note payable to stockholder,                                        145,000                 45,000
unsecured, interest at 12% per annum,
maturing December 2000

Capitalized lease obligation, finance                               23,350                  29,823
company, secured by digital equipment,
payable in monthly installments of $831
including interest at 18.8% per annum,

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------

maturing July 2002.  At September 30,
1999 the cost and accumulated
depreciation of the leased equipment
was $31,000 and $12,000, respectively.

Capitalized lease obligation, finance                                 3,113                 12,465
company, secured by digital equipment,
payable in monthly installments of $856
including interest at 21.3% annum,
maturing February 2000.  At September 30,
1999, the cost and accumulated depreciation
of the leased equipment was $32,540 and
$31,200,  respectively.

Capital lease obligation, finance                                     4,516                  9,193
company, secured by machinery and equipment,
payable in monthly installments of $486
including interest at 16.25% per
annum, maturing July 2000.  At
September 30, 1999 the cost and
accumulated depreciation of the leased
equipment was $20,411 and $19,000,
respectively.

Capitalized lease obligation, finance                                35,903                 52,453
company, secured by digital equipment,
payable in monthly installments of $2,016
including interest at 16.3% per annum,
maturing August 2001. At September
30, 1999, the cost and accumulated

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------

depreciation of the leased equipment
was $78,394 and $64,000 respectively.

Capitalized lease obligation, finance                                34,827                 50,180
company, secured by digital equipment,
payable in monthly installments of $2,050
including interest at 20.1% per annum,
maturing August 2001. At September
30, 1999, the cost and accumulated
depreciation of the leased equipment
was $72,464 and $60,000, respectively.

Capitalized lease obligation, finance                                20,693                 30,342
company, secured by digital equipment,
payable in monthly installments of $959
including interest at 15.7% per annum
maturing July 2001.  At September 30, 1999,
the cost and accumulated depreciation of
the leased equipment was $39,988 and $33,000,
respectively.

Capitalized lease obligation, finance                                   481                  3,433
company, secured by telephone equipment,
payable in monthly installments of $202
including interest.

Notes payable, finance company, (comprised                            2,155                 11,420
of 3 identical notes), secured by
transportation equipment, payable in cumulative

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------

equipment, payable in cumulative monthly installments of $1,092 including interest at 10.25% per annum, maturing August 1999.

Notes payable to stockholders, unsecured,                            69,535                 66,646
interest payable at 12% per annum, principal
due on  demand.
                                                                -----------            -----------
                                                                   1,338,73               1,314,88
                                                                          7                      2
Less current portion                                                (74,000)              (101,000)
                                                                -----------            -----------

                                                                $  1,264,73            $  1,213,88
                                                                          7                      2
                                                                ===========            ===========

                  Notes and capitalized leases mature as follows:


          2000                      $   68,000
          2001                          54,000
          2002                          10,000
          Thereafter                 1,200,700
                                     ---------
                                    $1,338,700

         The convertible subordinated debentures were issued in connection with the leveraged buyout of the Company in October 1996. The debentures were scheduled to mature on 1991, however, the Company, in accordance with the terms of the debentures, extended the maturity of the debentures to September 2005. At any time prior to the maturity of the debentures, they may be converted at 50% of the face value of the debentures into shares of the Company's common stock. At no time can the conversion exceed 3% of the outstanding shares of the Company. The conversion price is specified in the terms of the debentures. (As of the date of the auditors' report these debentures were unpaid and none have been converted to common stock.)

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


NOTE 6   INCOME TAXES
------   ------------

         Components of the provision (credit) for income taxes are as follows:

                                                             1999                         1998
                                                     --------------------          -------------------
Taxes currently paid or                            $                  800        $                800
payable
                                                     =====================         ===================

                  Deferred income taxes consist of the following:

                                                             1999                          1998
                                                     --------------------          -------------------
Deferred tax asset                                 $              720,000        $             521,000
Valuation allowance                                              (720,000)                    (521,000)
                                                     --------------------          -------------------

                                                   $                 -           $                -
                                                     =====================         ====================

         The Company has a net operating loss of approximately $2,177,000 that may be used to offset future income through 2018

NOTE 7   LEASE COMMITMENTS
------   -----------------

         The Company conducts its operations from facilities that are leased under an operating lease which expires June 2000. The base rent is currently $5,441 per month, adjustable by the increase in the consumer price index, not to exceed 6% per annum. Under the terms of the lease, the Company is obligated for its allocated share of operating costs as defined in the lease agreement. Total payments made under this lease for each of the years ended September 30, 1999 and 1998 were $65,289.

         The Company also conducts operations from facilities leased under an operating lease expiring September 2001. At September 30, 1999, the base rent was $2,035. Under the terms of the lease, the Company is obligated for repairs and maintenance. Total payments made under this lease for the years ended September 30, 1999 and 1998 was $24,420.

         The Company also leases office and transportation equipment under operating leases which expire on various

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


         dates in 1998 and 2000.

         The following is a schedule, by year, of future minimum lease payments for all non-cancelable operating leases:

         YEAR ENDING SEPTEMBER
                  30,
         ---------------------
         2000                                   $                        52,079
         2001                                                            24,420
                                                  ------------------------------
                                                $                        76,499
                                                  ==============================

NOTE 8   CONCENTRATIONS OF CREDIT RISK
------   -----------------------------

         Financial instruments that potentially subject the Company to concentrations of credit risk consist of trade accounts receivable. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

NOTE 9   GOING CONCERN
------   -------------

         As reflected in the accompanying financial statements, the Company has had continuing losses, and at September 30, 1999, has a working capital deficiency of $964,162 and a stockholders' deficiency of $1,897,265. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

         The Company anticipates an increase in revenues during 2000 and intends to continue raising additional capital during 2000. Management believes that actions presently taken to improve its future operations and obtain additional funding provide the opportunity for the Company to continue as a going concern (See Note 10).

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


NOTE 10  SUBSEQUENT EVENTS
-------  -----------------

         Subsequent to September 30, 1999, the Company entered into an agreement with the principal stockholder of Baroque Corporation (see below) whereby the principal stockholder will provide certain stipulated services with regard to the Company becoming a Securities and Exchange Commission reporting company. The consideration paid was $225,000.

         On March 21, 2000 pursuant to an agreement and plan of reorganization (the "Acquisition") the Company acquired all the outstanding shares of common stock of Baroque Corporation, a Delaware Corporation from the shareholder thereof in exchange for an aggregate of 410,510 shares of common stock of the Company. As a result, Baroque became a wholly-owned subsidiary of the Company. The Acquisition was effective on March 22, 2000 and was intended to qualify as a reorganization within the meaning of Section 368(A)(1)(b) of the Internal Revenue Code of 1986, as amended. Upon effectiveness of the Acquisition, pursuant to 12g-3(a) of the General Rules and Regulations of the Securities and Exchange Commission, the Company became the successor issuer to Baroque for reporting purposes under the Securities and Exchange Act of 1934. The Company had 8,503,462 shares of common stock issued and outstanding prior to the Acquisition, and 8,913,972 shares issued and outstanding immediately following the Acquisition period.

         Subsequent to September 30, 1999, the Company issued 3,483,333 common shares for cash of $500,000.

ITEM 8.  CHANGE IN FISCAL YEAR

         Baroque's fiscal year ends December 31. The Company intends to keep its fiscal year which ends September 30.

EXHIBITS

2.1* Agreement and Plan of Reorganization between Quik Pix, Inc. and Baroque Corporation.

 * Previously filed

                                 QUIK PIX, INC.
                          NOTES TO FINANCIAL STATEMENTS
                        AS OF SEPTEMBER 30, 1999 AND 1998
                        ---------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Quik Pix, Inc.


                                          By      /s/ John Capie
                                             ---------------------------
                                                    John Capie
                                                    President


         Date: April 21, 2000.


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